                                                                   EXHIBIT 10.22

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

     THIS AGREEMENT is made as of _________ __, 1996 by and among Futronix Systems Corp., a Delaware corporation (the "Company"), and the undersigned securityholders of the Company (the "Stockholders").

                                  BACKGROUND
                                  ----------

     The Stockholders are persons and entities that are acquiring contemporaneously with the date hereof shares of Common Stock, par value $0.01 per share, of the Company (the "Common Stock") or other securities that are exercisable for or convertible into Common Stock. The Company has agreed to provide the registration rights provided for in this Agreement as an inducement for the Stockholders to enter into other agreements contemporaneously with this Agreement, including with respect to certain of the Stockholders a Reorganization Agreement, dated August 7, 1996 (the "Reorganization Agreement").

                                  WITNESSETH:
                                  ----------

     The parties hereto, each intending to be legally bound and in exchange for the mutual covenants herein, agree as follows:

1.   Demand Registrations.
     --------------------

     (a)  Requests for Registration. At any time, each Significant Stockholder
          -------------------------
(defined below) may demand registration (a "Demand Registration") under the Securities Act of 1933, as amended (the "1933 Act"), of all or any portion of the Registrable Securities (defined below) owned by such Significant Stockholder. In order to accomplish such demand, a Significant Stockholder shall send written notice of the demand to the Company, and such notice shall specify the number of Registrable Securities sought to be registered. The Significant Stockholders each have the right to one Demand Registration; provided, however, that the Company shall only be required to proceed with a Demand Registration requested by a Significant Stockholder if the number of Registrable Securities that the Stockholders (including the Significant Stockholder requesting the Demand Registration) and the Company shall have elected to include in such Demand Registration pursuant to this Section 1 has an aggregate fair market value, in the reasonable opinion of the Company, in excess of $5 million.

     (b)  Procedure. Within 10 days after receipt of such a demand, the Company
          ---------
shall give written notice of such requested registration to all other holders of Registrable Securities and shall include in such registration, subject to the allocation provisions below, all other Registrable Securities with respect to which the Company has received written requests for inclusion within 20 days after the Company's mailing of such notice, plus any securities of the Company that the Company chooses to include on its own behalf.

     (c)  Expenses. In a Demand Registration, the Company shall pay the
          --------
Registration Expenses (defined below), but the Underwriting Commissions (defined below) shall be shared by the Company and those holders of Registrable Securities whose Registrable Securities are included in the Demand Registration in proportion to any securities included on their behalf.

     (d)  Priority on Demand Registrations. If a Demand Registration is
          --------------------------------
underwritten and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities requested to be included exceeds the number that can be sold in such offering, at a price reasonably related to fair market value, the Company shall include in such Demand Registration (i) first, the Registrable Securities requested to be included in such Demand Registration by all Stockholders, including the Significant Stockholder making the demand, pro rata on the basis of the number of Registrable Securities owned, and (ii) second, any securities that the Company desires to include on its own behalf. A Demand Registration shall not be considered to be a Significant Stockholder's one Demand Registration under
Section 1(a), and the Company shall pay the Registration Expenses of such Demand Registration, if (i) as a result of the foregoing allocation, the Significant Stockholder that initiated the Demand Registration is not able to register and sell in the Demand Registration at least 75% of the Registrable Securities sought to be included in the Demand Registration by such Significant Stockholder, as specified in such Stockholder's notice by which the demand was made, (ii) the gross proceeds of the securities included in the Demand Registration on behalf of the Company constitute at least 20% of the total gross proceeds of the Demand Registration, or (iii) the registration statement requested by such Stockholder does not become effective for any reason.

     (e)  Selection of Underwriters. If any Demand Registration is underwritten,
          -------------------------
the selection of the investment banker(s) and manager(s) and the other decisions regarding the underwriting arrangements for the offering shall be made by the Significant Stockholder initiating such registration.

     (f)  Restrictions on Demand Registrations. The Company shall not be
          ------------------------------------
obligated to effect any Demand Registration within six months after the effective date of a previous Demand Registration or any registration in which the holders of Registrable Securities were given piggyback rights pursuant to
Section 2 below.

     (g)  Contemporaneous Demand. If any holder of the Company's securities that
          ----------------------
is not a holder of Registrable Securities under this Agreement exercises demand registration rights to have the Company register its securities under the 1933 Act (a "Non-Stockholder Registration") within a period of 30 days before or after the time any Significant Stockholder shall have requested a Demand Registration, then (i) the holders of Registrable Securities that desire to be included in the Non-Stockholder Registration and the holders of securities other than Registrable Securities that have registration rights with respect to such a registration shall be entitled to participate in the Non-Stockholder Registration on a pro rata basis, according to the number of shares owned by the holders seeking to have securities included in such registration, (ii) the Company shall pay all of the Registration Expenses of the Non-Stockholder Registration, and (iii) the Non-Stockholder Registration shall not count as a Demand Registration with respect to any Significant Stockholder that shall have requested a Demand Registration within such time period unless the Significant Stockholder is able to register and sell at least 75% of the Registrable Securities sought to be registered by that Stockholder in its Demand Registration.

     (h)  Registrations under Reorganization Agreement. The "Initial
          --------------------------------------------
Registration Statements" and "Secondary Registration Statement" that are referred to in the Reorganization Agreement shall not be deemed a Demand Registration or a Piggyback Registration (defined below), nor shall any of the other terms of this Agreement apply to such Initial Registration Statements and Secondary Registration Statement notwithstanding any other contrary provisions of this Agreement.

2.   Piggyback Registrations.
     -----------------------

     (a)  Right to Piggyback. Whenever the Company proposes to register any of
          ------------------
its securities under the 1933 Act (other than a Demand Registration), and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company shall give prompt written notice to all holders of Registrable Securities and shall include in such Piggyback Registration, subject to the allocation provisions below, all Registrable Securities with respect to which the Company has received written requests for inclusion within 20 days after the Company's mailing of such notice. The Company shall not select a form of registration statement which imposes, for its use, limitations on the maximum value or number of securities to be registered if these limitations would preclude registration of the Registrable Securities that the Company has been requested to include in such registration.

     (b)  Piggyback Expenses. In all Piggyback Registrations, the Company shall
          ------------------
pay the Registration Expenses related to the Registrable Securities of the Selling Stockholders (defined below), but the Selling Stockholders shall pay the Underwriting Commissions related to their Registrable Securities.

     (c)  Priority on Primary Registrations. If a Piggyback Registration is an
          ---------------------------------
underwritten primary registration on behalf of the Company, and the managing underwriter(s) advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering, at a price reasonably related to fair market value, the Company shall allocate the securities to be included as follows: (i) first, the securities the Company proposes to sell on its own behalf; and (ii) second, Registrable Securities requested to be included in such registration, pro rata on the basis of the number of Registrable Securities owned among the Selling Stockholders.

     (d)  Priority on Secondary Registrations. If a Piggyback Registration is
          -----------------------------------
initiated as an underwritten secondary registration on behalf of holders of the Company's securities (other than a Demand Registration pursuant to Section 1, and the managing underwriter(s) advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering, at a price reasonably related to fair market value, the Company shall allocate the securities to be included as follows: (i) first, the securities requested to be included by the holders initiating such registration; and (ii) second, Registrable Securities requested to be included in such registration, pro rata on the basis of the number of Registrable Securities owned among the Selling Stockholders.

     (e)  Selection of Underwriters. If any Piggyback Registration is
          -------------------------
underwritten, the selection of investment banker(s) and manager(s) and the other decisions regarding the underwriting arrangements for the offering shall be made by the Company, if the registration is under Section 2(c), or by the holders initiating such registration, if the registration is under Section 2(d).

3.   Registration on Form S-3.
     ------------------------

     The Company shall use its best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms; and to that end, the Company shall register (whether or not required by law to do so) its Common Stock under the Securities Exchange Act of 1934, as amended (the "1934 Act"), in accordance with the provisions of the 1934 Act contemporaneously with or as soon as possible following the effective date of the first registration of any of the Company's securities under the 1933 Act. After the Company has so qualified, in addition to the rights contained in the foregoing provisions of this Registration Rights Agreement, each Significant Stockholder shall have the right to require registration of its Registrable Securities on Form S-3 at the Company's expense, provided that (a) the number of Registrable Securities that the Stockholders (including the Significant Stockholder requesting the registration) and the Company shall have elected to include in such Demand Registration pursuant to this Section 3 has an aggregate fair market value, in the reasonable opinion of the Company, of at least $500,000 and (b) each Significant Stockholder shall be entitled to only two such registrations during any 12-month period. When the Company receives notice of any Significant Stockholder's request for a registration on Form S-3, it shall send notice of such proposed registration to all other holders of Registrable Securities and include the Registrable Securities of such holders in the registration in accordance with the procedures set forth in Section 1.

4.   Holdback Agreements.
     -------------------

     Neither the Stockholders participating in any such registration nor the Company shall effect any public sale or distribution of equity securities of the Company or any securities convertible into or exchangeable or exercisable for such securities during the seven days prior to and the 90 days after any underwritten Demand Registration or underwritten Piggyback Registration has become effective (except as part of such underwritten registration).

5.   Registration Procedures.
     -----------------------

     Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to Section 1 or 2 of this Agreement, the Company shall, as expeditiously as possible:

          (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use commercially reasonable efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish each Selling Stockholder with copies of all such documents proposed to be filed);

          (b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 120 days;

          (c) furnish to each Selling Stockholder such number of copies of such registration statement, each amendment and supplement thereto and the prospectus included in such registration statement (including each preliminary prospectus), and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

          (d) use commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the managing underwriter(s) may reasonably request;

          (e) notify each Selling Stockholder at any time when a prospectus relating thereto is required to be delivered under the 1933 Act within the period that the Company is required to keep the registration statement effective of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

          (f) cause all such Registrable Securities to be listed or included on securities exchanges on which similar securities issued by the Company are then listed or included;

          (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

          (h) enter into such customary agreements (including an underwriting agreement in customary form) and take such other customary actions as may be reasonably necessary to expedite or facilitate the disposition of such Registrable Securities;

          (i) obtain a "comfort" letter addressed to the Company from its independent public accountants in customary form and covering such matters of the type customarily covered by "comfort" letters; and

          (j) make available for inspection by any Selling Stockholder, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

6.   Indemnification.
     ---------------

     (a) The Company hereby indemnifies, to the extent permitted by law, each Stockholder, its officers and directors, and each person who controls such holder (within the meaning of the 1933 Act or the 1934 Act), against all losses, claims, damages, liabilities and expenses arising out of or resulting from any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by any such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify the underwriters, their officers and directors, and each person who controls such underwriters (within the meaning of the 1933 Act or the 1934 Act) to the same extent as provided above with respect to the indemnification of the Stockholders.

     (b) In connection with any registration statement in which a Selling Stockholder is participating, each such holder shall furnish to the Company in writing such information as is reasonably requested by the Company for use in any such registration statement or prospectus and shall indemnify, to the extent permitted by law, the Company, its directors and officers and each person who controls the Company (within the meaning of the 1933 Act or the 1934 Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in information so furnished in writing by such holder specifically for use in preparing the registration statement. Notwithstanding the foregoing, the liability of a Selling Stockholder under this
Section 6(b) shall be limited to an amount equal to the net proceeds actually received by the Selling Stockholder from the sale of Registrable Securities covered by the registration statement.

     (c) Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled, or elects not, to assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

7.   Participation in Underwritten Registrations.
     -------------------------------------------

     No Selling Stockholder may participate in any underwritten registration hereunder unless such holder (a) agrees to sell such holder's securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements under Sections 1(e) or 2(e), and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

8.   Definitions.
     -----------

     (a) The term "Registrable Securities" means (i) the Common Stock registered in the names of the Stockholders from time to time, (ii) the Common Stock issuable upon conversion of the Convertible Preferred Stock, par value $0.01 per share, of the Company registered in the names of the Stockholders from time to time, (iii) the Common Stock issuable upon exercise of the warrants to purchase Common Stock which warrants are registered in the names of the Stockholders from time to time, (iv) the Common Stock issuable upon the exercise of certain options to purchase Common Stock granted by a Stockholder to certain other Stockholders pursuant to the terms of the Reorganization Agreement and (v) any securities issued or to be issued with respect to the securities referred to above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been (A) effectively registered under the 1933 Act and disposed of in accordance with the registration state ment covering them, or (B) transferred pursuant to Rule 144 (or any similar provision then in force).

     (b) The term "Registration Expenses" means all expenses incident to the Company's performance of or compliance with this Agreement, including all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, expenses and fees for listing the securities to be registered on exchanges on which similar securities issued by the Company are then listed, and fees and disbursements of counsel for the Company and of all independent certified public accountants, underwriters (other than Underwriting Commissions) and other persons retained by the Company.

     (c) The term "Selling Stockholders" means registered holders of Registrable Securities who request inclusion of all or a portion of their shares of Registrable Securities in a Demand Registration pursuant to the Section 1(b) or a Piggyback Registration pursuant to Section 2(a). Such term also includes those Stockholders who demand a Demand Registration for the purposes of Sections 5, 6, and 7.

     (d) The term "Significant Stockholder" means each of Bradford Venture Partners, L.P., Overseas Private Investor Partners, Terrence M. Hunt and Theodore J. Bruno.

     (e) The term "Underwriting Commissions" means all underwriting discounts or commissions relating to the sale of securities of the Company, but excludes any expenses reimbursed to underwriters.

9.   Subsequent Registration Rights.
     ------------------------------

     From and after the date of this Agreement, the Company may enter into an agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder to include such securities in any registration filed under Sections 1 or 2 hereof or to otherwise become a party hereto as a "Stockholder" for all purposes hereunder. However, the Company shall not enter into any such agreement without the prior written consent of the beneficial holders of a majority of the outstanding Registrable Securities unless under the terms of any such agreement such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of its securities would not reduce the amount of the Registrable Securities that the Stockholders (excluding a holder becoming a "Stockholder" hereunder by reason of any such agreement) would be entitled to include in such registration.

10.  Miscellaneous.
     --------------

     (a)  Termination of Futronix Registration Rights Agreement. The
          -----------------------------------------------------
Stockholders who are parties to the Futronix Registration Rights Agreement, dated as of January 1, 1994, hereby terminate such agreement as of the date hereof.

     (b)  Notices. Any notices required hereunder shall be deemed to be given
          -------
upon the earlier of the date when received at, or the seventh day after the date when sent by certified or registered mail to, the address of the Company's corporate headquarters in the case of any notice to the Company, and until changed by notice to the Company, the respective addresses of the Stockholders on file with the Company in the case of any notice to the Stockholders.

     (c)  Amendments and Waivers. The provisions of this Agreement may be
          ----------------------
amended or terminated and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if approved in writing by the Stockholders that own beneficially two-thirds of the Registrable Securities and or by any agreement permitted by Section 9.

     (d)  Binding Effect. This Agreement will bind and inure to the benefit of
          --------------
the respective successors (including any successor resulting from a merger or similar reorganization), assigns, heirs, and personal representatives of the parties hereto. In particular, this Agreement shall bind and inure to the benefit of any assignee of Theodore J. Bruno upon the exercise of an option referred to in Section 9.7 of the Reorganization Agreement to the extent of any such assignee's acquisition of Common Stock in connection with such exercise. In addition, without limiting the generality of the foregoing, if a Stockholder liquidates or reorganizes such that its assets are transferred to its own stockholders, members or partners or to another entity, such stockholders, members, partners or entity shall succeed to all of the rights of the Stockholder hereunder.

     (e)  Governing Law. All questions concerning the construction, validity and
          -------------
interpretation of this Agreement will be governed by the internal law, not the law of conflicts, of Delaware.

     (f)  Counterparts. This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be considered to be an original instrument and to be effective as of the date first written above. Each such copy shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

     (g)  Interpretation. Unless the context of this Agreement clearly
          --------------
requires otherwise, (a) references to the plural include the singular, the singular the plural, the part the whole, (b) references to one gender include all genders, (c) "or" has the inclusive meaning frequently identified with the phrase "and/or" and (d) "including" has the inclusive meaning frequently identified with the phrase "but not limited to." The section and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect.

              [SIGNATURE PAGE FOR REGISTRATION RIGHTS AGREEMENT]


     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

                                       FUTRONIX SYSTEMS CORP.

______________________________         By:_____________________________
TERRENCE M. HUNT


OVERSEAS EQUITY INVESTOR PARTNERS      BRADFORD VENTURE PARTNERS, L.P.

By:  Overseas Equity Investors Ltd.    By:  Bradford Associates, General Partner
          General Partner

 By:__________________________         By:_____________________________
                                           Barbara M. Henagan
                                           General Partner
______________________________
BRADFORD MILLS REVOCABLE TRUST         BVP SPECIAL SITUATIONS, L.P.
NO. 1 U/D/T 12/3/91
                                       By:  Bradford Associates, General Partner

______________________________          By:____________________________
BRADFORD MILLS REVOCABLE TRUST NO.         Barbara M. Henagan
2 U/D/T 12/3/91                            GeneralPartner

______________________________         ________________________________
ROBERT J. SIMON                        BARBARA M. HENAGAN

______________________________         ________________________________
ELIZABETH M. HARDIE                    BRADFORD ALAN MILLS

______________________________         ________________________________
THOMAS J. SHARBAUGH AS SUCCESSOR       CHERYL A. MILLS, TRUSTEE U/A/D 3/28/89
TRUSTEE TO JOHN R. PETTY, TRUSTEE      F/B/O BRADFORD TAYBROOK MILLS
U/A/D 3/17/69

______________________________         ________________________________
BARBARA L. MILLS, TRUSTEE U/A/D        BARBARA L. MILLS, TRUSTEE U/A/D
12/26/84 F/B/O FRANCES LEE HARDIE      2/26/88 F/B/O KENNETH IAN HARDIE

__________________________________     ________________________________
BRADFORD ALAN MILLS, TRUSTEE U/A/D     ERWIN HOSONO
11/4/78 F/B/O ROSS D. MILLS

              [SIGNATURE PAGE FOR REGISTRATION RIGHTS AGREEMENT]


___________________________________    ___________________________________
THOMAS L. FERGUSON                     THOMAS F. RUHM

___________________________________    ___________________________________
WARD W. WOODS                          CHRISTOPHER F. O. GABRIELI

___________________________________    ___________________________________
NEILL H. BROWNSTEIN                    RODNEY A. COHEN

___________________________________    ___________________________________
ADAM GODFREY                           ROBERT D. LINDSAY

___________________________________    ___________________________________
RICHARD R. DAVIS                       JOAN SCOTT

___________________________________    ___________________________________
THEODORE J. BRUNO                      PAUL MONAHAN